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                                  EXHIBIT 23.1
                           BENTON OIL AND GAS COMPANY


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------




We consent to the incorporation by reference in Registration Statement Nos. 33-37124 on Form S-8, 33-70146 on Form S-3, 33-77946 on Form S-3 and 333-135 on
Form S-3 of Benton Oil and Gas Company of our report dated March 20, 1996 appearing in this Annual Report on Form 10-K of Benton Oil and Gas Company for the year ended December 31, 1995.





Los Angeles, California
March 29, 1996